Amendment to Note Purchase Agreement

By and Among Orbital Tracking Corp. and

The Lenders Named Herein

Amendment to Note Purchase Agreement (“Amendment”) entered into as of the date last written below (the “Effective Date”) by and among Orbital Tracking Corp., a Nevada corporation (the “Company”), and those persons listed on the Schedule of Lenders attached hereto and to the NPA (defined herein), or hereafter added as a party hereto and thereto pursuant to Section 2.2 of the NPA (each a “Lender” and, collectively, the “Lenders”). Capitalized words or phrases not independently defined in this Amendment shall have the meanings ascribed to them under the NPA.

WITNESSETH:

WHEREAS, the Company has heretofore executed and circulated for entry by certain persons as Lenders as of or about May 3, 2019, that certain Note Purchase Agreement By and Among Orbital Tracking Corp. and the Lenders Named Herein (the “NPA”);

WHEREAS, the Company has determined to amend the NPA by: (i) providing for the reservation by the Company of the right to issue up to 20% over the $650,000 maximum expressed in the NPA (i.e. up to an additional $130,000); and (ii) by revising the entire Article VII thereof, “Piggyback Registration Rights”, to instead provide for the demand registration of the Company’s Common Stock upon the initiative of persons formerly Lenders under the Notes prior to the conversion thereof into Common Stock, the principal balance of whose Notes aggregated at a minimum the majority of principal balance of Notes outstanding prior to their conversion into Common Stock; and (ii)

NOW, THEREFORE, in consideration of the beneficial revision to the NPA effectuated by the terms of this Amendment, and for other good and valuable consideration the receipt and sufficiency of which are hereby duly acknowledged by the parties, the Company and the Lenders hereby agree as follows:

Amendment

1. The caption of Article II of the NPA, “Sale of Notes and Warrants” is hereby amended to read, “Sale of Notes”.

2. Section 2.2 of the NPA is hereby amended to append the following sentence to the end of the existing paragraph thereof:

Notwithstanding the limit of the maximum principal amount of Notes that the Company may issue expressed under this Section 2.2 of this Agreement, the Company reserves the right to issue up to an additional 20% percent of the aforesaid maximum principal amount of Notes (i.e. up to an additional $130,000 thereof) referenced above as an overallotment.

3. Article VII, Piggyback Registration Rights, of the NPA is hereby amended by its deletion entirely and in substitution thereof, the insertion of the following replacement Article VII:

ARTICLE VII

DEMAND REGISTRATION RIGHTS

Section 7.1 Definitions. The shares of the Company’s Common Stock issued upon conversion of the Notes will be deemed “Registrable Securities” subject to the provisions of this Article VII.

Section 7.2 Demand Registration Rights. If on a one-time basis after conversion of the aggregate principal balance of Notes exceeding the lesser of (i) one-half of the aggregate principal amounts of all Notes sold by the Company as of the termination of the offering of Notes hereunder, or (ii) $325,000, in either case, into shares of Registrable Securities, and provided that such persons hold such Registrable Securities, holders of at least such applicable representative number of shares of Registrable Securities request the registration of shares of Registrable Securities (“Demand Registration”), the Company shall promptly thereafter use commercially reasonable efforts to effect the registration under the Securities Act , within three (3) months of filing an appropriate registration statement (the “Registration Statement”), of all such shares of Registrable Securities which such holders request in writing to be so registered, and in a manner as nearly as commercially possible corresponding to the methods of distribution described in such holders’ request. The Company shall keep effective and maintain any such registration or qualification described in this Section 7.2 for a period of at least one (1) year after the effective date thereof; provided that it may withdraw such Registration Statement before the expiration of one (1) year period if all of the shares of the Common Stock subject to the Registration Statement have been resold.

Section 7.3 Notification. The Company shall notify each holder of Registrable Securities at any time when a prospectus relating to such applicable holder’s Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the applicable holder of Common Stock, the Company shall also prepare, file and furnish to the applicable said Common Stock holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the applicable party, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. No applicable holder of Common Stock shall offer or sell any Registrable Securities covered by the Registration Statement after receipt of the notifications referenced herein respective to an event as a result of which the prospectus relating to such applicable Common Stock holder until the receipt of such supplement or amendment.

Section 7.4 Information. The Company may request that each applicable holder of Common Stock to furnish the Company such information with respect to such applicable party and such applicable party’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the Securities and Exchange Commission (the “SEC”) in connection therewith, and such applicable holder of Common Stock shall furnish the Company with such information.

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Section 7.5 Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Article VII by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the common stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which the applicable holder of Registrable Securities intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Article VII. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Article VII (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any applicable holder of Common Stock.

Section 7.6 Indemnification.

(a) Indemnification by the Company. The Company and its successors and assigns shall indemnify and hold harmless each applicable holder of Common Stock, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such applicable holder of Common Stock, each individual or entity who controls any such applicable party (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Demand Registration Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) liabilities, obligations, contingencies, damages, and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Article VII, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding an applicable Lender furnished to the Company by such party for use therein. The Company shall notify each applicable Lender promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Article VII of which the Company is aware.

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(b) Indemnification by Holder of Common Stock. Each applicable holder of Common Stock and its successors and assigns shall indemnify and hold harmless the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Company Party”, with a Demand Registration Party and Company Party each being referred to as an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Article VII, but only to the extent that such untrue statements or omissions are based upon information regarding such applicable holder of Common Stock furnished to the Company by such party for use therein. Each applicable holder of Common Stock shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Article VII of which such applicable holder of Common Stock is aware.

(c) Contribution. If the indemnification under Section 7.6(a) or Section 7.6(b), as applicable, is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the party responsible for indemnifying the Indemnified Party (the “Indemnifying Party”) shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 3(a) was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 7.6(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence.

(d) Indemnification Generally. The provisions of this Section 7.6 shall be read, and shall be operative, together with the provisions of Section 10.4. For the avoidance of doubt, this Section 7.6 shall only apply only to a person formerly a Lender prior to such person’s conversion of Notes into Common Stock, which then holder of Common Stock elects to participate in a Demand Registration pursuant to this Article VII.

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4. Ratification and Affirmation. Except as provided for in items 1 through 3 above in this Amendment, all other provisions of the NPA remain unchanged and in full force and effect, and the parties hereto hereby ratify and affirm their intention to be bound to and governed by the NPA as amended hereby via this Amendment.

IN WITNESS WHEREOF, the parties hereto sign this Amendment as of the date associated with their signatures below, effective as of the Effective Date.

THE COMPANY:
Orbital Tracking Corp.

By:	/s/ David Phipps
Name:	David Phipps
Title:	Chief Executive Officer
Date:	May 13, 2019

Lender:

Identity:

By:
Name:
Title:
Date:

Initial Principal Amount of Note to be acquired: $ __________________

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